UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017

CHF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35312 (Commission File Number)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of principal executive offices) (Zip Code)

(952) 345-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01                   Change in Registrant’s Certifying Accountants.

(a)         The Audit Committee of CHF Solutions, Inc. (the “Company”) recently completed a competitive process to determine the firm that will serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017. On June 5, 2017, the Audit Committee determined to dismiss Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm effective immediately.

The reports of Ernst & Young on the Company’s consolidated financial statements as of and for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Ernst & Young’s audit report dated March 8, 2017 on the December 31, 2016 consolidated financial statements and audit report dated March 15, 2016 on the December 31, 2015 consolidated financial statements each contained an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2016 and 2015, and through June 5, 2017, there were no (a) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the foregoing disclosures to Ernst & Young and requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the above statements. A copy of Ernst & Young’s letter, dated June 9, 2017, is filed as Exhibit 16.1 to this Form 8-K.

(b)         On June 6, 2017, the Audit Committee engaged Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the year ending December 31, 2017, effective immediately, subject to Baker Tilly’s standard client acceptance procedures.

During the years ended December 31, 2016 and 2015 and the subsequent interim period through June 6, 2017, the Company did not consult with Baker Tilly regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits:

16.1        Letter of Ernst & Young LLP dated June 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2017	CHF SOLUTIONS, INC.

	By:	/S/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of Ernst & Young LLP dated June 9, 2017.